                                                    Exhibit 10.10

                      MEDIA GENERAL, INC.

                     RESTRICTED STOCK PLAN

          Amended and Restated as of January 31, 1996

     1.   Purpose.  The purpose of this plan is to keep personnel

of experience and ability in the employ of the Company and its subsidiaries and to compensate them for their contributions to the growth and profits of the Company and its subsidiaries and thereby induce them to continue to make such contributions in the future.

     2.   Definitions.

          (a)  "Company" shall mean Media General, Inc.

          (b)  "Subsidiary" or "Subsidiaries" shall mean a

corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the voting power for the election of directors.

          (c)  "Board" shall mean the Board of Directors of the

Company.

          (d)  "Committee" shall mean the Compensation Committee

as appointed from time to time by the Board.

          (e)  "Plan" shall mean this Media General, Inc.,

Restricted Stock Plan.

          (f)  "Restricted Share" shall mean the shares of

Class A Common Stock of the Company reserved pursuant to Section

3 hereof and any such shares issued to a Recipient pursuant to this Plan.

          (g)  "Recipient" shall mean an employee of the Company

or a Subsidiary to whom shares are allocated pursuant to this

Plan, or his designated beneficiary, surviving spouse, estate, or legal representative, but for the purposes hereof, any

beneficiary, spouse, estate or legal representative shall be considered as one person with the employee.

          (h)  "Disability" shall mean the Recipient's inability

to perform the services required by his position with the Company by reason of any medically determinable, physical or mental

impairment which can be expected to result in death or to be of long-continued and indefinite duration.

     3.   Restricted Share Reserve.  There shall be established a

Restricted Share Reserve to which shall be credited 400,000

shares of the Class A Common Stock of the Company.  In the event that the shares of Class A Common Stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation,

recapitalization or otherwise, be increased or decreased or

changed into or exchanged for a different number or kind of

shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the

Restricted Share Reserve shall be appropriately adjusted to

reflect such action.  If any such adjustment shall result in a fractional share, such fraction shall be disregarded.  Upon the allocation of shares hereunder, the Restricted Share Reserve shall be reduced by the number of Restricted Shares so allocated,

and upon the forfeiture of Restricted Shares pursuant to Section

7 hereof, the Restricted Share Reserve shall be increased by such number of Restricted Shares, and such Restricted Shares may again be the subject of allocations hereunder.  All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from pre-emptive rights.

     4.   Eligibility and Making of Allocations.  Any salaried

executive employee of the Company or any Subsidiary, having

substantial responsibility for the direction and management of the Company or any Subsidiary, shall be eligible to receive an allocation of Restricted Shares pursuant to the Plan.

     From the employees eligible to receive allocations pursuant to the Plan, the Committee may from time to time select those employees to whom Restricted Shares shall be allocated. In

selecting those employees to whom an allocation shall be made and in determining the number of Restricted Shares subject thereto,

the Committee shall consider the position and responsibilities of the eligible employees, the value of their services to the

Company and its Subsidiaries, and such other factors as the

Committee deems pertinent.  If the Committee elects to award

Restricted Shares to any employee, the date of such action shall be the "date of allocation" for purposes of this Plan.

     The aggregate number of Restricted Shares which may be

allocated pursuant to this Plan shall not exceed the amount

available therefor in the Restricted Share Reserve.

     5.   Form of Allocations.  Each allocation shall specify the

number of Restricted Shares subject thereto, subject to the

provisions of Section 4 hereof.

     At the time of making any allocation, the Board shall advise the Recipient and the Company thereof by delivery of written notice.

     The Company shall take such action as shall be necessary to cause any Restricted Shares issued pursuant to this Plan and not previously listed to be listed on the American Stock Exchange and/or such other exchanges on which shares of the same class as the Restricted Shares are then listed.

     The Recipient, by accepting an allocation of Restricted

Shares hereunder, agrees that he will not elect to treat the receipt of such Restricted Shares as a taxable event pursuant to

Section 83(b) of the Internal Revenue Code of 1986, as amended.

In addition, the Recipient agrees that at such time that the value of the Restricted Shares is included in his income, the

Company shall withhold from issuance that number of Restricted

Shares necessary to satisfy the Recipient's applicable federal and state income tax withholding.  Thereafter, the Company shall release to the Recipient a certificate evidencing ownership of the balance of Restricted Shares to which the Recipient is

entitled, without any restrictions on transfer whatsoever.

     6.   Restrictions.

          (a)  Restricted Shares shall forthwith after the

allocation, pursuant to Section 5 hereof, be duly issued or

transferred and a certificate or certificates for such shares shall be issued in the Recipient's name.  The Recipient shall thereupon be a shareholder with respect to all the Restricted

Shares represented by such certificate or certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 6(b) hereof) paid with respect to such shares,

provided, however, that such shares shall be subject to the

restrictions hereinafter described in Section 6(d).  Certificates of stock representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented thereby may not be sold, exchanged, transferred, pledged, hypothecated or

otherwise disposed of except in accordance with the terms of this

Plan, and the transfer agent for the Common Stock shall be

instructed to like effect in respect of such shares.  In aid of such restrictions, the Company shall retain the certificate(s)

therefor, and the Recipient shall deposit a stock power or other instrument of transfer, appropriately endorsed in blank, with an officer designated by the Committee, which officer shall retain possession of such certificates until the Restricted Period

(described in (c) below) expires.

          (b)  In the event that as the result of a stock split

or stock dividend or combination of shares or any other change,

or exchange for other securities, by reclassification,

reorganization, merger, consolidation, recapitalization or

otherwise, the Recipient shall, as the owner of Restricted Shares subject to restrictions hereunder, be entitled to new or

additional or different shares of stock or securities, the

certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with an instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in Section 6(a) and all

provisions of the Plan relating to restrictions and lapse of restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed; provided, however, that if the Recipient shall

receive rights, warrants or fractional interests in respect of any of such Restricted Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of, and such

fractional interests may be settled, by the Recipient free and clear of the restrictions hereafter set forth.

          (c)  The term "Restricted Period" with respect to

Restricted Shares (after which restrictions shall lapse) shall mean a period specified by the Board commencing on the date of allocation of such Restricted Shares to the Recipient and ending on the date that is no more than ten (10) years after the date of allocation of such shares (subject to earlier termination

pursuant to Section 7.(a) below).  Notwithstanding the foregoing,

at the time Restricted Shares are allocated, the Committee may establish performance targets which, if met, will accelerate the termination of the Restricted Period for all or a portion of the

Restricted Shares that are allocated.  The performance targets,

if any, and the number of Restricted Shares affected will be set forth in the notice that will be given to the Recipient advising him of the allocation of Restricted Shares.

          (d)  The restrictions to which Restricted Shares shall

be subject shall be as follows:

               During the Restricted Period applicable

          to such shares and except as otherwise

          specifically provided in the Plan, none of

          such shares shall be sold, exchanged,

          transferred, pledged, hypothecated or

          otherwise disposed of.

     7.   Forfeiture of Restricted Shares.

          (a)  If the employment of a Recipient should be

terminated during the Restricted Period on account of his death,

or on account of his retirement after attaining age sixty-three

(63), he shall forfeit and return to the Company the unvested portion of the Restricted Shares that have been issued to him.

For this purpose, it will be assumed that Restricted Shares are vested ratably over the one hundred and twenty (120) month period after the Restricted Shares are allocated.  The Restricted Period shall automatically terminate for such vested Restricted Shares,

and the Company shall release to the Recipient, or the duly

qualified personal representative of a deceased Recipient, a certificate for such vested Restricted Shares, without

restrictions.

          (b)  If the employment of a Recipient should be

terminated during the Restricted Period other than on account of his death or retirement after attaining age sixty-three (63), he shall forfeit and return to the Company all of the Restricted

Shares that have been allocated to him.

          (c)  Nothing contained in this Section 7 or elsewhere

in this Plan shall preclude the transfer of vested Restricted

Shares, on the death of the Recipient, to his legal

representatives or his estate or preclude such representatives from transferring such shares, or any of them, to the person or persons entitled thereto by will or by the laws of descent and distribution.

          (d)  All notices in writing required pursuant to this

Section 7 shall be sufficient only if actually delivered or if sent via registered or certified mail, postage prepaid, to the

Company at its principal office within the City of Richmond,

Virginia, and shall be conclusively deemed given on the date of delivery, if delivered or on the first business day following the date of such mailing, if mailed.

     8.   Finality of Determinations.  The Committee shall

administer this Plan and construe its provisions; any

determination by the Committee in carrying out, administering or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors,

assigns and personal representatives.

     9.   Limitations.  No person shall at any time have any

right to receive an allocation of Restricted Shares hereunder,

and no person shall have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

     Recipients of allocations shall have no rights in respect

thereof except as set forth in the Plan.  Such rights may not be assigned or transferred except by will or by the laws of descent and distribution, and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares held by the Recipient during the

Restricted Period then the shares which are the subject of such attempted disposition shall be deemed to be forfeited.  Before the actual issuance of Restricted Shares, no such shares shall be earmarked for the Recipients' accounts, nor shall the Recipients have any rights as stockholders with respect to such shares.

     Neither the action of the Company in establishing the Plan,

nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company of any Subsidiary.

     10.  Amendment, Suspension or Termination of the Plan in

Whole or in Part.  The Board may amend, suspend or terminate the

Plan in whole or in part at any time, provided that any amendment shall not adversely affect rights or obligations with respect to allocations theretofore made; and provided further, that no

modification of the Plan by the Board without approval of the stockholders shall (a) increase the maximum number of Restricted

Shares reserved pursuant to Section 3; (b) change the provisions of Section 3 with respect to the aggregate number of Restricted

Shares which may be allocated under the Plan; or (c) render any member of the Committee eligible to receive an allocation at any time while he is serving on the Committee.

     11.  Waiver of Vesting and Benefit Accrual Limitations.  The

Board may, in its sole discretion, waive, modify or amend all or any portion of the provisions of the Plan that have the effect of limiting the amount or the timing of payments that are to be made under the plan, provided that such waiver, modification or

amendment shall not adversely affect rights or obligations with respect to allocations theretofore made.  Such action by the

Board may be made on a case by case basis or may be made with respect to all Recipients.

     12.  Governing Law.  The Plan shall be governed by the laws of the Commonwealth of Virginia.

     13.  Expenses of Administration.  All costs and expenses

incurred in the operation and administration of this Plan shall be borne by the Company.

     14.  Registration of Restricted Shares.  The Company shall proceed promptly to register under the Securities Act of 1933 (or similar statute then in effect) all Restricted Shares to the extent that such registration is required under the regulations of the Securities and Exchange Commission.

     The Company at its expense will furnish to each Recipient

such number of prospectuses incident to any such registration and indemnify each such Recipient against all claims, losses, damages and liabilities caused by any untrue statement of a material fact contained therein (or in any related registration statement or by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Company by such Recipient expressly for use

therein; and, as a condition precedent to the obligations of the

Company pursuant to this Section 14, each Recipient will agree in writing to indemnify the Company against all claims, losses,

damages and liabilities caused by an untrue statement or omission based upon information furnished to the Company by such Recipient expressly for use therein.

     The Recipient shall furnish the Company such information

that may be required and shall fully cooperate with the Company in connection with any registration or filing that may be

required at any time with respect to the Restricted Shares.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized representative as of the 31st day of January, 1996.

                                   MEDIA GENERAL, INC.



                                   By /s/ J.Stewart Bryan
                                   ------------------------------
                                      J. Stewart Bryan III
                                      Chairman